DRAFT 01/30/98

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                -------------


     Date of Report (Date of earliest event reported): November 21, 1997

                          Clearview Cinema Group, Inc.
               (Exact name of registrant as specified in charter)


       Delaware                001-13187               22-3338356
    (State or other         (Commission file         (IRS employer
    jurisdiction of             number)           identification no.)
    incorporation)


97 Main Street                                             07928
Chatham, New Jersey                                     (Zip code)
(Address of principal executive
offices)

Registrant's telephone number,
including area code:  (973) 377-4646

          The following amends and restates in its entirety Item 7 of the Form 8-K of Clearview Cinema Group, Inc. which reported an event dated November 21, 1997:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

    Nelson Ferman Theatres at Parsippany and Roxbury
      Independent Auditors' Report
      Combined Balance Sheet as of September 30, 1997
      Combined Statements of Income and Changes in Retained Earnings for
        the Year Ended December 31, 1996 and the Nine Months Ended September 30, 1997
      Combined Statements of Cash Flows for the Year Ended December 31, 1996 and
        the Nine Months Ended September 30, 1997
      Notes to Combined Financial Statements

(b) PRO FORMA FINANCIAL INFORMATION.

Clearview Cinema Group, Inc. and Subsidiaries
      Pro Forma Condensed Consolidated Balance Sheet
         as of September 30, 1997 (Unaudited)
      Pro Forma Condensed Consolidated Statement of Operations
         for the Nine Months Ended September 30, 1997 (Unaudited)
      Pro Forma Condensed Consolidated Statement of Operations
         for the Year Ended December 31, 1996 (Unaudited)
      Notes to Pro Forma Condensed Financial Statements

(c)  EXHIBITS.

      2.01 Asset Purchase Agreement dated as of November 21, 1997 by and among Clearview Cinema Group, Inc., CCC Succasunna Cinema Corp., CCC Parsippany Cinema Corp., F&N Cinema, Inc., Roxbury Cinema, Inc., John Nelson, Pamela Ferman and Seth Ferman (previously filed)

      2.02 Merger Agreement dated as of November 21, 1997 by and among Clearview Cinema Group, Inc., CCC Mansfield Cinema Corp., Warren County Cinemas, Inc., John Nelson, Pamela Ferman and Seth Ferman (previously filed)

      9.01 Voting Trust Agreement dated as of November 21, 1997 by and among F&N Cinema, Inc., Roxbury Cinema, Inc. and A. Dale Mayo, as Trustee (previously filed)

     10.01 Subordinated Promissory Note dated as of November 21, 1997 in the amount of $4.0 million (previously filed)

     10.02 Subordinated Promissory Note dated as of November 21, 1997 in the amount of $2.0 million (previously filed)

     10.03 Registration Rights Agreement dated as of November 21, 1997 by and among Clearview Cinema Group, Inc., F&N Cinema, Inc. and Roxbury Cinema, Inc. (previously filed)

     10.04 Assignment by F&N Cinema, Inc. dated November 7, 1997 assigning to CCC Parsipanny Cinema Corp. that certain Ground Lease between The Trustees of Net Realty Holding Trust and F&N Cinema, Inc. dated May 12, 1993, as amended by the First Amendment to Ground Lease dated July 11, 1994, and as further amended by Second
                Amendment to Ground Lease dated December 19, 1994 (filed herewith)

     10.05 Assignment, Acceptance of Assignment and Consent to Assignment of Lease between Roxbury Cinema Inc. and CCC Succasunna Cinema Corp., dated November 21, 1997, assigning that certain Lease between First Roxbury Company and Roxbury Cinema Inc. dated May 24, 1989, as amended by Lease Modification Agreement dated May 2, 1990, and as further amended by Second Lease Modification Agreement dated December 20, 1994 (filed herewith)

                          INDEPENDENT AUDITORS' REPORT

Board of Directors of
Clearview Cinema Group, Inc.


            We have audited the combined balance sheet of the Nelson Ferman Theaters at Parsippany and Roxbury (the "NF Theaters"), as of September 30, 1997 and the related combined statements of income and changes in retained earnings and cash flows for the nine months ended September 30, 1997 and the year ended December 31, 1996. These combined financial statements are the responsibility of the management of Nelson Ferman, Inc. Our responsibility is to express an opinion on these combined financial statements based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financials are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the NF Theaters at September 30, 1997, and the results of their operations and their cash flows for of the nine months ended September 30, 1997 and the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                          WISS & COMPANY, LLP



Woodbridge, New Jersey
October 22, 1997

               NELSON FERMAN THEATERS AT PARSIPPANY AND ROXBURY
                             COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1997

CURRENT ASSETS:
      Cash                                           $37,017
      Other current assets                            84,415
                                                      ------
         Total current assets                                    $   121,432

PROPERTY AND EQUIPMENT, LESS
  ACCUMULATED DEPRECIATION                                         3,828,748

OTHER ASSETS:
      Due from affiliate                             125,488
      Other assets                                    36,403         161,891
                                                      ------         -------
                                                                 $ 4,112,071
                                                                 ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

      Current maturities of long-term debt          $ 302,917
      Current portion of deferred income              100,000
      Accounts payable and accrued expenses           723,674
                                                      -------
         Total current liabilities                                $ 1,126,591


LONG-TERM LIABILITIES:
      Long-term debt, less current maturities       1,633,333
      Deferred income, net of current portion         625,000       2,258,333
                                                      -------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
      Common Stock                                    504,000
      Additional paid-in capital                       27,000
      Retained earnings                               196,147
                                                      -------
        Total Stockholders' Equity
                                                                      727,147
                                                                      -------
                                                                  $ 4,112,071
                                                                  ===========


See accompanying notes to combined financial statements.


               NELSON FERMAN THEATERS AT PARSIPPANY AND ROXBURY
                          COMBINED STATEMENTS OF INCOME
                        AND CHANGES IN RETAINED EARNINGS

                                                                    Nine Months
                                                   Year Ended          Ended
                                                  December 31,     September 30,
                                                     1996               1997
                                                  -----------      -------------
THEATER REVENUES:
  Box office                                       $ 4,812,495      $ 4,015,770
  Concession                                         1,129,729          989,484
  Other                                                 39,167           35,979
                                                        ------           ------
                                                     5,981,391        5,041,233
                                                     ---------        ---------

OPERATING EXPENSES:
  Film rental and booking fees                       2,373,986        1,925,740
  Theater operating expenses                         1,848,016        1,354,756
  General and administrative expenses                1,103,057          819,520
  Depreciation and amortization                        403,075          298,980
                                                       -------          -------
                                                     5,728,134        4,398,996
                                                     ---------        ---------

OPERATING INCOME                                       253,257          642,237

INTEREST EXPENSE                                       250,156          188,963
                                                   -----------      -----------

NET INCOME                                               3,101          453,274

RETAINED EARNINGS (DEFICIT),
   BEGINNING OF PERIOD                                (260,228)        (257,127)
                                                      --------         --------

RETAINED EARNINGS (DEFICIT),
   END OF PERIOD                                   $  (257,127)     $   196,147
                                                   ===========      ===========




See accompanying notes to combined financial statements.


               NELSON FERMAN THEATERS AT PARSIPPANY AND ROXBURY
                        COMBINED STATEMENTS OF CASH FLOWS

                                                                   Nine Months
                                                   Year Ended         Ended
                                                   December 31,   September 30,
                                                      1996             1997
                                                 ---------------  --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income                                       $   3,101      $ 453,274
  Adjustments to reconcile net income
     (loss) to net cash flows from
     operating activities:
        Depreciation and amortization                403,075        298,980
        Recognition of deferred revenue             (100,000)       (75,000)
        Amortization of accrued rent                  25,146         18,860
        Changes in operating assets and
         liabilities:
          Other current assets                       (28,286)        32,466
          Other assets                                10,000         12,000
          Accounts payable and accrued
           expenses                                   19,681       (157,215)
                                                   ---------      ---------
            Net cash flows from operating
              activities                             332,717        583,365
                                                   ---------      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                (114,423)          --
  Advances to parent and affiliate                   (89,878)      (494,209)
                                                   ---------      ---------
           Net cash flows from investing
             activities                             (204,301)      (494,209)
                                                   ---------      ---------

CASH FLOW FROM FINANCING ACTIVITIES:
  Payments on long-term debt                        (156,604)      (151,250)
                                                   ---------      ---------

NET CHANGE IN CASH                                   (28,188)       (62,094)

CASH, BEGINNING OF PERIOD                            127,299         99,111
                                                     -------         ------


CASH, END OF PERIOD                                $  99,111      $  37,017
                                                   =========      =========

SUPPLEMENTAL CASH FLOW INFORMATION:
     Interest paid                                 $ 250,156      $ 188,963

                                                   =========      =========

     Income taxes paid                             $    --        $    --
                                                   =========      =========

See accompanying notes to combined financial statements.


               NELSON FERMAN THEATERS AT PARSIPPANY AND ROXBURY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1--NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

      PRINCIPLES OF COMBINATION - The combined financial statements include the accounts of two theater affiliates of Nelson Ferman, Inc. ("Nelson Ferman") at Parsippany and Roxbury (the "NF Theaters"). All significant inter-location balances and transactions have been eliminated in combination.

      NATURE OF THE BUSINESS - The NF Theaters operated multi-screen theaters in Morris County, New Jersey.

      REVENUES AND FILM RENTAL COSTS - The NF Theaters recognize revenues from box office admissions at the time of sale. Concession sales are recognized as a commission from a third party, when earned. Film rental costs are based on a film's box office receipts and length of a film's run.

      SEASONALITY - The NF Theaters' business is seasonal with a large portion of their revenues and profits being derived during the summer months (June through August) and the holiday season (November and December).

      ESTIMATES AND UNCERTAINTIES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, as determined at a later date, could differ from those estimates.

      PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Theater equipment and office furniture and equipment are depreciated using straight line and accelerated methods over the estimated useful lives of the assets of 7 years. Leasehold improvements are amortized using the straight-line method over the term of the related lease or the estimated useful life of the asset, whichever is less.

      RENT EXPENSE - The NF Theaters included in the combined financial statements are operated under leases that contain predetermined increases in the rentals payable during the term of such leases. For these leases, the aggregate rental expense over the lease terms is recognized on a straight-line basis over the lease terms. The differences between the expense charged to operations and the amount payable under that lease are recorded annually as deferred rent expense, which will ultimately reverse over the lease terms.

      Additional rent is paid for common area maintenance and may also be charged based on a percentage of net revenue in excess of a predetermined amount.

               NELSON FERMAN THEATERS AT PARSIPPANY AND ROXBURY

                     NOTES TO COMBINED FINANCIAL STATEMENTS


      FINANCIAL INSTRUMENTS - Financial instruments include cash and accounts payable and accrued expenses. The amounts reported for financial instruments are considered to be reasonable approximations of their fair values, based on market information of financial instruments with similar characteristics available to management.

      INCOME TAXES - The NF Theaters have elected under Section 1361 of the Internal Revenue Code and under New Jersey corporate statutes to be taxed as small business corporations. Under these provisions, all earnings and losses of the NF Theaters are reported on the tax returns of the shareholders. Accordingly, no provision has been made for federal income taxes and the NF Theaters are subject to state taxes at a nominal rate.

      IMPAIRMENT OF LONG-LIVED ASSETS - In 1996, Nelson Ferman adopted Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." The effect of the adoption of that statement did not have a material effect on the financial statements.


NOTE 2--PROPERTY AND EQUIPMENT:

      Property and equipment at September 30, 1997 are summarized as follows:

            Leasehold improvements                    $ 4,063,081
            Furniture and equipment                     1,563,084
                                                      ------------
                                                        5,626,165

            Less:  Accumulated depreciation and
                   amortization                         1,797,417
                                                        ---------
                                                      $ 3,828,748
                                                      ===========

               NELSON FERMAN THEATERS AT PARSIPPANY AND ROXBURY

                     NOTES TO COMBINED FINANCIAL STATEMENTS


NOTE 3--LONG-TERM DEBT:

      LONG-TERM  DEBT - A  summary  of  long-term  debt at  September  30,  1997 follows:


                                                        Interest
                           Description                    Rate
                           -----------                    ----
             Notes payable, due in monthly             Prime        $ 1,808,333
               installments of $14,583 plus            plus .25%
               interest, through November 2000
               with the remaining balance of
               $1,239,583 due in January 2001
             Other                                     Various           127,917
                                                                   -------------
                                                                       1,936,250
             Less:  Current maturities                                   302,917
                                                                   -------------
                                                                   $   1,633,333
                                                                   =============


The above debt is secured by the leasehold interest and other operating assets of the NF Theaters and is guaranteed by all affiliates of Nelson Ferman, including its stockholders.

Long-term debt matures as follows:


                   Year Ended September 30,
                   ------------------------
                        1998                      $  302,917
                        1999                         175,000
                        2000                         175,000
                        2001                       1,283,333
                                               -------------
                                                 $ 1,936,250
                                                 ===========



NOTE 4--DEFERRED INCOME:

      The NF Theaters entered into an agreement with the concession vendor of the Parsippany location in November, 1994, wherein the concessionaire paid $1,000,000 as advance commissions. The commissions are being recognized as income ratably over the term of the concession agreement, which expires in November 2004. At September 30, 1997, the unamortized deferred commission amounted to approximately $725,000.

The agreement stipulates that if the NF Theater at Parsippany cancels the agreement prior to its expiration, the remaining unamortized balance must be refunded to the concessionaire.

               NELSON FERMAN THEATERS AT PARSIPPANY AND ROXBURY

                     NOTES TO COMBINED FINANCIAL STATEMENTS


NOTE 5--COMMON STOCK:


      Common stock consists of the following at September 30, 1997:

      Parsippany:
        No par value, authorized and
          issued 100 shares                           $ 500,000
      Roxbury:
        No par value, authorized and
          issued 100 shares                               4,000
                                                      ---------
                                                      $ 504,000
                                                      =========


NOTE 6--COMMITMENTS AND CONTINGENCIES:

      THEATER LEASES - The following is a schedule of future minimum rental payments required for all non-cancelable operating leases (for theater facilities) that have initial or remaining lease terms in excess of one year at September 30, 1997:


                   Year Ending September 30,
                   -------------------------
                      1997                    $  353,805
                      1998                       353,805
                      1999                       361,523
                      2000                       361,523
                      2001                       375,478
                      2002 and thereafter      5,954,209
                                            ------------
                                            $  7,760,343
                                            ============

      Rent expense for theater operating leases for the year ended December 30, 1996 and the nine months ended September 30, 1997 was approximately $570,000 and $384,000, respectively.


NOTE 7--RELATED PARTY TRANSACTIONS:

      OPERATING EXPENSES, MANAGEMENT FEES AND INTEREST EXPENSE - The NF Theaters' operations through the date of sale were significantly controlled by Nelson Ferman. In that regard, the cash deposited to the NF Theaters' operating accounts was transferred to Nelson Ferman, which used the funds to pay operating expenses, along with the funds from other Nelson Ferman affiliated theaters, on a company-wide basis using an integrated system.

               NELSON FERMAN THEATERS AT PARSIPPANY AND ROXBURY

                     NOTES TO COMBINED FINANCIAL STATEMENTS

      Interest expense represents an allocation of interest costs incurred by Nelson Ferman and is charged to the NF Theaters based on each theater's respective net assets.


NOTE 8--SUBSEQUENT EVENT (UNAUDITED):

      In November 1997, Nelson Ferman sold substantially all of the assets, including leasehold interests, equipment and various operating contracts of the NF Theaters at Parsippany and Roxbury to Clearview Cinema Group, Inc. ("Clearview") for $18.5 million; $11.6 million in cash, 10 1/2% subordinated notes aggregating $6.0 million, and common stock of Clearview valued at $500,000, with an additional $400,000 held in escrow until the satisfaction of certain obligations of Nelson Ferman.

                CLEARVIEW CINEMA GROUP, INC. AND SUBSIDIARIES

               PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA


      The following unaudited pro forma condensed financial information and related notes give effect to the acquisition of the Nelson Ferman Theaters at Parsippany and Roxbury (the "Acquisition") by Clearview Cinema Group, Inc. (the "Company"). The pro forma financial information includes: (i) an unaudited pro forma condensed consolidated balance sheet of the Company giving effect to the Acquisition as if it had occurred on September 30, 1997; (ii) an unaudited pro forma consolidated statement of operations of the Company for the nine months ended September 30, 1997 giving effect to the Acquisition as if it had occurred on January 1, 1997; and (iii) an unaudited pro forma consolidated statement of operations of the Company for the year ended December 31, 1996 giving effect to the Acquisition and the Company's prior acquisitions as if they had occurred on January 1, 1996.

      This pro forma financial information is based on the estimates and assumptions set forth herein and in the notes thereto and has been prepared utilizing the consolidated and combined financial statements and notes thereto appearing in the Company's Registration Statement on Form SB-2 (as amended), which became effective on August 12, 1997 (the "Form SB-2") and its Form 10-QSB for the quarter ended September 30, 1997 (See Notes 1 and 3).

      The following unaudited pro forma financial information is presented for informational purposes only and is not necessarily indicative of (i) the results of operations of the Company that actually would have occurred had the Acquisition and the Company's prior acquisitions been consummated on the dates indicated or (ii) the results of operations of the Company that may occur or be obtained in the future. The following information is qualified in its entirety by reference to and should be read in conjunction with the Company's consolidated financial statements, including the notes thereto, and the other financial information appearing in the Company's Form SB-2 and its Form 10-QSB for the quarter ended September 30, 1997 (See Note 1).

                CLEARVIEW CINEMA GROUP, INC. AND SUBSIDIARIES

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                                                      Pro Forma
                                                             -------------------------
                                              NF
                             Historical    Theaters          Adjustments       Amount
                            ------------  -----------       ------------    -----------
                             (Note 1)                       (Note 2)
        ASSETS
CURRENT ASSETS:
  Cash                      $  1,195,712    $     37,017   $   (437,017)   $    795,712
  Inventories                     78,236            --              --           78,236
  Other current assets           321,365          84,415        315,585         721,365
                            ------------    ------------   ------------    ------------
     Total current assets      1,595,313         121,492       (121,432)      1,595,313
                            ------------    ------------   ------------    ------------

PROPERTY AND EQUIPMENT,
  LESS ACCUMULATED
  DEPRECIATION                21,072,010       3,828,748        171,252      25,072,010
                            ------------    ------------   ------------    ------------

OTHER ASSETS:
  Intangible assets, less
    accumulated
     amortization              3,360,478            --       14,200,000      17,560,478
  Security deposits and
    other assets                 526,014         161,891       (161,891)        526,014
                            ------------    ------------   ------------    ------------
                               3,886,492         161,891     14,038,109      18,086,492
                            ------------    ------------   ------------    ------------

                            $ 26,553,815    $  4,112,071   $ 14,087,929    $ 44,753,815
                            ============    ============   ============    ============

      LIABILITIES AND
   STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current maturities
    of long-term debt       $  1,317,696    $    302,917   $  2,017,083    $  3,637,696
  Current portion of
    deferred revenue                --           100,000       (100,000)           --
  Current maturities of
    subordinated                 491,046            --             --           491,046
    notes payable
  Accounts payable and
    accrued expenses           1,936,235         723,674       (723,674)      1,936,235
                            ------------    ------------   ------------    ------------
     Total current
      liabilities              3,744,977       1,126,591      1,193,409       6,064,977
                            ------------    ------------   ------------    ------------

LONG-TERM LIABILITIES:
  Long-term debt, less
   current maturities         12,770,454       1,633,333      7,646,667      22,050,454
  Deferred income, less
     current maturities             --           625,000       (625,000)           --
  Subordinated notes
     payable, less
     current maturities          599,530            --        6,000,000       6,599,530
                                 -------       ---------      ---------       ---------
                              13,369,984       2,258,333     13,021,667      28,649,984
                            ------------    ------------   ------------    ------------



                                     - 14 -

(Table continued)

                                                                      Pro Forma
                                                              -------------------------
                                                NF
                             Historical        Theaters         Adjustments     Amount
                            ------------      -----------      ------------   -----------
                             (Note 1)                             (Note 2)
COMMITMENTS AND
   CONTINGENCIES

STOCKHOLDERS' EQUITY:
  Preferred stock                      8            --             --                 8
  Common stock                    21,088         504,000       (503,583)         21,505
  Additional paid-in          11,012,433          27,000        572,583      11,612,016
   capital
  Accumulated deficit         (1,594,675)        196,147       (196,147)     (1,594,675)
                            ------------    ------------   ------------    ------------
     Total stockholders'
       equity                  9,438,854         727,147       (127,147)     10,038,854
                               ---------         -------       --------      ----------
                            $ 26,553,815    $  4,112,071   $ 14,087,929    $ 44,753,815
                            ============    ============   ============    ============


                CLEARVIEW CINEMA GROUP, INC. AND SUBSIDIARIES

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                   (UNAUDITED)


                                                                     Pro Forma
                                                             -------------------------
                             Pro Forma -
                            Company and
                               Prior          NF
                            Acquisitions   Theaters          Adjustments     Amount
                            ------------  -----------      ------------  -----------
                             (Note 3)                       (Note 4)
THEATER REVENUES:

 Box office                  $ 10,644,032    $  4,015,770   $       --      $ 14,659,802
  Concession                    3,073,713         989,484           --         4,063,197
  Other                           314,431          35,979           --           350,410
                             ------------    ------------   ------------    ------------
                               14,032,176       5,041,233           --        19,073,409
                             ------------    ------------   ------------    ------------

OPERATING EXPENSES:
  Film rental and booking
    fees                        5,026,096       1,925,740           --         6,951,836
  Cost of concession sales        493,655            --             --           493,655
  Theater operating
    expenses                    5,443,509       1,354,756           --         6,798,265
  General and
    administrative                827,361         819,520           --         1,646,881
  Depreciation and
    amortization                1,651,734         298,980        696,020       2,646,734
                             ------------    ------------   ------------    ------------
                               13,442,355       4,398,996        696,020      18,537,371
                             ------------    ------------   ------------    ------------

OPERATING INCOME (LOSS)           589,821         642,237       (696,020)        536,038

INTEREST EXPENSE                1,368,101         188,963      1,154,037       2,711,101
                             ------------    ------------   ------------    ------------

NET INCOME (LOSS)                (778,280)        453,274   $ (1,850,057)   $ (2,175,063)
                             ============    ============   ============    ============

NET INCOME (LOSS)
 PER SHARE                   $ (.30)                                        $ (.81)
                             ======                                         ======


                  CLEARVIEW CINEMA GROUP, INC. AND SUBSIDIARIES

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)


                                                                     Pro Forma
                                                             -------------------------
                             Pro Forma -
                            Company and
                               Prior          NF
                            Acquisitions   Theaters          Adjustments     Amount
                            ------------  -----------      ------------  -----------
                            (Note 3)                       (Note 4)
THEATER REVENUES:
  Box office                 $ 13,834,642    $  4,812,495   $       --      $ 18,647,137
  Concession                    3,656,988       1,129,729           --         4,786,717
  Other                           491,823          39,167           --           530,990
                             ------------    ------------   ------------    ------------
                               17,983,453       5,981,391           --        23,964,844
                             ------------    ------------   ------------    ------------

OPERATING EXPENSES:
  Film rental and booking
    fees                        6,456,164       2,373,986           --         8,830,150
  Cost of concession sales        540,670            --             --           540,670
  Theater operating
    expenses                    7,145,257       1,848,016           --         8,993,273
  General and
    administrative              1,125,240       1,103,057           --         2,228,297
  Depreciation and
    amortization                1,902,452         403,075        922,925       3,228,452
  Impairment of long-lived
    assets                        224,908            --             --           224,908
                             ------------    ------------   ------------    ------------
                               17,394,691       5,728,134        922,925      24,045,750
                             ------------    ------------   ------------    ------------

OPERATING INCOME (LOSS)           588,762         253,257       (922,925)        (80,906)

INTEREST EXPENSE                1,558,846         250,156      1,539,844       3,348,846
                             ------------    ------------   ------------    ------------

NET INCOME (LOSS)            $   (970,084)   $      3,101   $ (2,462,769)   $ (3,429,752)
                             ============    ============   ============    ============

NET INCOME (LOSS)
 PER SHARE                   $  (.36)                                       $ (1.27)
                             =======                                        =======


                CLEARVIEW CINEMA GROUP, INC. AND SUBSIDIARIES

              NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS


      In November 1997, the Company acquired substantially all of the assets, including leasehold interests, equipment and various operating contracts of the NF Theaters at Parsippany and Roxbury for $18.5 million; $11.6 million in cash obtained from the Company's credit facility; 10 1/2% subordinated notes aggregating $6.0 million, and shares of common stock of the Company valued at $500,000, with an additional $400,000 held in escrow until the satisfaction of certain obligations of Nelson Ferman, Inc.


NOTE 1 -- BASIS OF PRESENTATION

    The pro forma condensed consolidated balance sheet as of September 30, 1997 includes the Company's historical balance sheet as reflected in its September 30, 1997 Form 10-QSB. Such historical consolidated balance sheet included all of the Company's acquisitions through September 30, 1997. The pro forma condensed consolidated balance sheet also includes the balance sheet of the Nelson Ferman Theaters at Parsippany and Roxbury (the "NF Theaters"), included elsewhere herein, and the pro forma adjustments as described in Note 2.

    The Acquisition will be accounted for under the purchase method of accounting. Under the purchase method of accounting, the results of operations of an acquired entity are included in the Company's historical consolidated financial statements from its acquisition date. Under that method of accounting, the acquired assets are included based on the
    allocation  of  their   aggregate   purchase  price  as  of  their  date  of
    acquisition.

    The Company acquired from Nelson Ferman, Inc. the operations of the NF Theaters and certain leasehold interests and the theater equipment of the two theater locations. Cash, other current assets, other assets, long-term debt, deferred income and accounts payable and accrued expenses of the acquired theaters will remain the property of, or the obligation of, the seller, Nelson Ferman, Inc. The net equity of the theaters acquired has been eliminated in combination. Interest expense incurred by the NF Theaters has also been eliminated in combination.

NOTE 2 -- ACQUISITION OF NF THEATERS

    The purchase price for the Acquisition was $18.5 million, plus estimated costs of approximately $100,000. An estimated allocation of the purchase price, based on management estimates, is as follows:


         Leasehold improvements                      $ 2,000,000
         Equipment                                     2,000,000
         Goodwill                                     14,200,000
         Other assets                                    400,000     $18,600,000
                                                    ------------

         Less: Carrying value of assets in the
                   historical financial statements
                   of the NF Theaters -
             Property and equipment                  $ 3,828,748
             Other current assets                         84,415
                                                    ------------
                                                                       3,913,163
                                                                       ---------
         Adjustment to carrying value of assets
           acquired                                                  $14,686,837
                                                                     -----------


         The adjustment to the carrying value of
           the  assets   acquired  is  recorded  as
           follows:
             Increase in property and equipment                          171,252
             Increase in goodwill                                     14,200,000
             Increase in other current assets                            315,585
                                                                    ------------
                                                                     $14,686,837
                                                                     ===========


    The pro forma adjustments to the September 30, 1997 pro forma balance sheet also include the bank financing for $11.6 million, the issuance of the subordinated note payable for $6.0 million and the issuance of shares of common stock valued at $500,000 in connection with the Acquisition.


NOTE 3 -- PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

    The pro forma condensed consolidated statement of operations for the nine months ended September 30, 1997 includes (in column 1) the pro forma statement of operations as derived from the Company's September 30, 1997 Form 10-QSB. This pro forma column includes the Company's historical statement of operations and the pro forma statement of operations for all prior acquisitions for the nine months ended September 30, 1997.

    The pro forma condensed consolidated statement of operations for the year ended December 31, 1996 includes (in column 1) the pro forma statement of operations as derived from the Company's Form SB-2. This pro forma column includes the Company's historical statement of operations and the pro forma statement of operations for all prior acquisitions for the year ended December 31, 1996.

NOTE 4 -- PRO FORMA ADJUSTMENTS

    Pro forma adjustments to the pro forma statements of operations at September 30, 1997 and December 31, 1996 have been made for the following:

      a) Increase to depreciation expense resulting from the increase in the carrying value of the acquired theaters' property and equipment.
      b) Increase in amortization expense to reflect, over a 15 year period, the amortization of the excess of cost over the fair value of assets aquired ("goodwill") and
      c) Increase in interest expense to reflect the interest cost of debt obligations incurred as if the related acquisition financing had occurred on January 1, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CLEARVIEW CINEMA GROUP, INC.


                                    By:   /s/ A. Dale Mayo
                                          --------------------------------
                                          A. Dale Mayo
                                          Chairman of the Board, President and
                                          Chief Executive Officer

Date:  February 2, 1998

Exhibit Index

                                                                 Sequential
 Exhibit No.                       Document                       Page No.
 -----------                       --------                      --------

 2.01         Asset Purchase  Agreement dated as of November      previously
              21, 1997 by and among Clearview  Cinema Group,      filed
              Inc.,   CCC  Succasunna   Cinema  Corp.,   CCC
              Parsippany  Cinema  Corp.,  F&N Cinema,  Inc.,
              Roxbury  Cinema,  Inc.,  John  Nelson,  Pamela
              Ferman and Seth Ferman.

 2.02         Merger Agreement dated as of November 21, 1997      previously
              by and among Clearview Cinema Group, Inc., CCC      filed
              Mansfield Cinema Corp., Warren County Cinemas,
              Inc.,  John  Nelson,  Pamela  Ferman  and Seth
              Ferman.

 9.01         Voting  Trust  Agreement  dated as of November      previously
              21,  1997  by  and  among  F&N  Cinema,  Inc.,      filed
              Roxbury  Cinema,  Inc.  and A. Dale  Mayo,  as
              Trustee.

10.01         Subordinated   Promissory  Note  dated  as  of      previously
              November  21,  1997  in  the  amount  of  $4.0      filed
              million.

10.02         Subordinated   Promissory  Note  dated  as  of      previously
              November  21,  1997  in  the  amount  of  $2.0      filed
              million.

10.03         Registration  Rights  Agreement  dated  as  of      previously
              November  21,  1997  by  and  among  Clearview      filed
              Cinema  Group,  Inc.,  F&N  Cinema,  Inc.  and
              Roxbury Cinema, Inc.

10.04 Assignment by F&N Cinema, Inc. dated November 7, 1997 Assigning to CCC Parsipanny Cinema Corp. that certain Ground Lease between The Trustees of Net Realty Holding Trust and F&N Cinema, Inc. dated May 12, 1993, as amended by the First Amendment to Ground Lease dated July 11, 1994, and as further amended by Second Amendment to Ground Lease dated December 19, 1994.

10.05 Assignment, Acceptance of Assignment and Consent to Assignment of Lease between Roxbury Cinema Inc. and CCC Succasunna Cinema Corp., dated November 21, 1997, assigning that certain Lease between First Roxbury Company and Roxbury Cinema Inc. dated May 24, 1989, as amended by Lease Modification Agreement dated May 2, 1990, and as further amended by Second Lease Modification Agreement dated December 20, 1994.